EXECUTION COPY

$125,000,000

UNITED RENTALS (NORTH AMERICA), INC.

1 7/8% CONVERTIBLE SENIOR SUBORDINATED NOTES Due OCTOBER 15, 2023

PURCHASE AGREEMENT

October 28, 2003

Goldman, Sachs & Co.

Banc of America Securities LLC

In care of Goldman, Sachs & Co.

As Representative of the Several Purchasers,

85 Broad Street

New York, NY 10004

Dear Sirs:

1. Introductory. United Rentals (North America), Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the “Purchasers”) U.S. $125,000,000 principal amount of its 1 7/8% Convertible Senior Subordinated Notes Due October 15, 2023 ( the “Firm Securities”), and, at the election of the Purchasers, up to an aggregate of $18,750,000 additional principal amount of such notes (the “Optional Securities”, and together with the Firm Securities, the “Securities”). The Securities will be unconditionally guaranteed (the “Guaranty”) on a senior subordinated basis by United Rentals, Inc., a Delaware corporation and parent of the Company (“Holdings”). The Securities will be issued under an indenture dated as of October 31, 2003 (the “Indenture”), among the Company, Holdings and The Bank of New York, as trustee (the “Trustee”). The Securities will be convertible, at the option of the holders, into shares of Holdings’ common stock, par value $0.01 per share (“Common Stock”), at a conversion price of $25.67 per share. The Firm Securities and Optional Securities which the Purchasers elect to purchase pursuant to Section 3 hereof, together with the Guaranty, are collectively referred to as the “Offered Securities”. The United States Securities Act of 1933 is herein referred to as the “Securities Act”.

This Agreement, the Registration Rights Agreement (as hereinafter defined), the Indenture, the Offered Securities and the Guaranty are referred to herein as the “Operative Documents”. The credit agreement dated as of April 20, 2001 among Holdings, the Company, United Rentals of Canada, Inc., the lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, J.P. Morgan Bank Canada, as Canadian

Administrative Agent, Bank of America, N.A., as Syndication Agent, and Banc of America Securities LLC, Credit Suisse First Boston, Citicorp North America, Inc. and Fleet National Bank, as amended, is referred to herein as the “Credit Agreement.”

Holders (including subsequent transferees) of the Offered Securities will be entitled to the benefit of a Registration Rights Agreement dated the Closing Date (the “Registration Rights Agreement”), among the Company, Holdings and the Purchasers, pursuant to which the Company and Holdings will agree to file a registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the resale of the Offered Securities and the Underlying Shares (as hereinafter defined) under the Securities Act.

The Company and Holdings jointly and severally agree with the several Purchasers as follows:

2. Representations and Warranties of the Company and Holdings. The Company and Holdings jointly and severally represent and warrant to, and agree with, the several Purchasers that

(a) A final offering circular relating to the Offered Securities, dated October 28, 2003 (the “Final Offering Circular”), has been prepared by the Company, and as supplemented as of the date of this Agreement, together with any exhibit thereto, any documents incorporated therein by reference or any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, is hereinafter referred to as the “Offering Document”. The Offering Document as of its date does not, and as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. (the “Representative”) specifically for use therein, it being understood and agreed that the only such information is as such as will be described in a separate letter agreement between the parties hereto. Except as disclosed in the Offering Document, on the date of this Agreement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (as amended by a Form 10-K/A filed on June 24, 2003), all reports with respect to any period subsequent to December 31, 2002 which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and the portion of Holding’s Proxy Statement filed with the Commission on April 30, 2003 which is incorporated by reference into the Offering Document (all such reports and such portion of such Proxy Statement, collectively, the “Exchange Act Reports”) do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (except as corrected in a subsequent amendment filed with the Commission prior to the date hereof).

(b) Each of the Company and Holdings has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of the Company and Holdings is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect (as hereinafter defined).

(c) Each subsidiary of the Company or Holdings that is a corporation has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company that is a corporation is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(d) Each subsidiary of the Company or Holdings that is a limited partnership has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, with power and authority (partnership and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company that is a limited partnership is duly qualified to do business as a foreign limited partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(e) Each subsidiary of the Company or Holdings that is a limited liability company has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, with power and authority (limited liability company and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company or Holdings that is a limited liability company is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(f) All of the issued and outstanding capital stock of the Company and each subsidiary of the Company that is a corporation has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock of the Company will be owned, as of the Closing Date, free from liens, encumbrances and defects, except liens and encumbrances arising under or not prohibited by the Credit Agreement; and the capital stock of each subsidiary owned by the Company, directly or indirectly, will be owned, as of the Closing Date, free from liens, encumbrances and defects, except liens and encumbrances arising under or not prohibited by the Credit Agreement.

(g) All of the outstanding partnership interests of each subsidiary of the Company that is a limited partnership have been issued in accordance with the applicable limited partnership law; and the partnership interests of each such subsidiary owned by the Company, directly or indirectly, will be owned, as of the Closing Date, free from liens, encumbrances and defects, except liens and encumbrances arising under or not prohibited by the Credit Agreement.

(h) All of the outstanding limited liability company interests of each subsidiary of the Company or Holdings that is a limited liability company have been issued in accordance with the applicable limited liability company law; and the limited liability company interests of each such subsidiary owned by the Company, directly or indirectly, will be owned, as of the Closing Date, free from liens, encumbrances and defects, except liens and encumbrances arising under or not prohibited by the Credit Agreement.

(i) All of the issued and outstanding capital stock of Holdings and each subsidiary of Holdings that is a corporation has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such subsidiary owned by Holdings, directly or indirectly, will be owned, as of the Closing Date, free from liens, encumbrances and defects, except liens and encumbrances arising under or not prohibited by the Credit Agreement.

(j) The only subsidiaries of Holdings are the Company, United Rentals Finance, LLC and United Rentals Trust I. United Rentals Finance, LLC and United Rentals Trust I do not have subsidiaries.

(k) The Firm Securities and the Optional Securities have been duly authorized by the Company; the Guaranty has been duly authorized by Holdings; the Indenture has been duly authorized by the Company and Holdings; on the Closing Date, the Indenture will have been duly executed and delivered, and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Firm Securities and Optional Securities (if the Purchasers exercise their option), will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document, and the Indenture and such Firm Securities and Optional Securities will constitute valid and legally binding obligations of the Company and Holdings, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(l) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by each of the Operative Documents in connection with the issuance and sale of the Offered Securities by the Company, except for any of the foregoing contemplated by the Registration Rights Agreement.

(m) Neither Holdings nor any of its subsidiaries is in (i) violation of its respective charter, by-laws or other constitutive documents or (ii) default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Holdings and its subsidiaries, taken as a whole, to which Holdings or any of its subsidiaries is a party or by which Holdings or any of its subsidiaries or their respective property is bound, except for any default that would not have a Material Adverse Effect.

(n) The execution, delivery and performance of each of the Operative Documents, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Holdings or any subsidiary of Holdings or any of their properties, or any agreement or instrument to which Holdings or any such subsidiary is a party or by which Holdings or any such subsidiary is bound or to which any of the properties of Holdings or any such subsidiary is subject, or the charter or by-laws of Holdings or any such subsidiary. The Company has full power and authority to authorize, issue and sell the Offered Securities, and Holdings has full power and authority to authorize and deliver the Guaranty, as contemplated by this Agreement.

(o) When the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Offered Securities will be convertible into Common Stock (the “Underlying Shares”) of Holdings in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; and the stockholders of Holdings have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

(p) Each of this Agreement and the Registration Rights Agreement (i) has been duly authorized by the Company and Holdings, (ii) as of the Closing Date, will have been executed and delivered by the Company and Holdings and (iii) conforms in all material respects to the description thereof contained in the Offering Document. Each of this Agreement and the Registration Rights Agreement will, when so executed, constitute a valid and legally binding obligation of the Company and Holdings and will be enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(q) Holdings and its subsidiaries have good and marketable title to all real property described in the Offering Document as owned by Holdings and its subsidiaries and good title to all other properties described in the Offering Document as owned by them, in each case, free and clear as of the Closing Date of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are pursuant to the Credit Agreement as described in the Offering Document or (ii) do not, singly or in the aggregate, materially interfere with the use made and proposed to be made of such property by Holdings or any of its subsidiaries; and all of the leases and subleases material to the business of Holdings and its subsidiaries, considered as one enterprise, and under which Holdings or any of its subsidiaries holds properties described in the Offering Document, are in full force and effect, and neither Holdings nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Holdings or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of Holdings or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which claim, if upheld, would result in a Material Adverse Effect.

(r) Holdings and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the lack thereof would not have a Material Adverse Effect; and Holdings and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to Holdings or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties, results of operations or prospects of Holdings and its subsidiaries taken as a whole (“Material Adverse Effect”).

(s) No labor dispute with the employees of Holdings or any subsidiary exists or, to the knowledge of the Company or Holdings, is imminent that might have a Material Adverse Effect.

(t) Holdings and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them (except where the lack thereof would not have a Material Adverse Effect), and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to Holdings or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(u) Except as disclosed in the Offering Document, neither Holdings nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor Holdings is aware of any pending investigation which might lead to such a claim.

(v) To the knowledge of the Company or Holdings, there are no costs or liabilities associated with environmental laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with environmental laws or any certificates, authorities or permits, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(w) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting Holdings, any of its subsidiaries or any of their respective properties that, if determined adversely to Holdings or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of Holdings or the Company to perform its obligations under any Operative Document or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the knowledge of the Company or Holdings, threatened or contemplated.

(x) The accountants, Ernst & Young LLP, that have certified the financial statements and supporting schedules included in the Offering Document are independent public accountants with respect to Holdings and the Company, as required by the Securities Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Offering Document comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Securities Act.

(y) The historical financial statements, together with related schedules and notes forming part of the Offering Document (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Holdings and its subsidiaries on the basis stated in the Offering Document at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Document (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and Holdings.

(z) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or prospects of Holdings and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by Holdings on any class of its capital stock.

(aa) Neither the Company nor Holdings is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the “Investment Company Act”); and neither the Company nor Holdings is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an “investment company” as defined in the Investment Company Act.

(bb) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(cc) Subject to compliance by the Purchasers with their covenants hereunder and assuming the accuracy of the Purchasers’ representations and warranties, the offer and sale of the Offered Securities by the Company to the several Purchasers in the manner contemplated by this Agreement and the Offering Document will be exempt from the registration requirements of the

Securities Act by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(dd) On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(ee) None of the Company, Holdings, any of their affiliates, or any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Neither of the Company nor Holdings has entered or will enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

(ff) The Company is subject to Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(gg) There are no contracts, agreements or understandings between the Company or Holdings and any person granting such person the right to require the Company or Holdings to file a registration statement under the Securities Act with respect to any securities of the Company or Holdings or to require the Company or Holdings to include such securities with the Offered Securities registered pursuant to any Registration Statement, except for (i) the Registration Rights Agreement dated September 29, 1998, among the Company, Richard D. Colburn and certain other persons that were affiliates of U.S. Rentals, Inc., that was entered into in connection with the Company’s merger with U.S. Rentals as described in the Company’s proxy statement relating to such transaction, (ii) the Amended and Restated Registration Rights Agreement dated as of September 30, 1999, among Holdings, Bradley S. Jacobs, Apollo Investment Fund IV, L.P., and Apollo Overseas Partners IV, L.P., (iii) the Registration Rights Agreement dated as of September 30, 1999, among Holdings, Bradley S. Jacobs and Chase Equity Associates, L.P., (iv) the Registration Rights Agreement, dated as of the Closing Date, among the Company, Holdings and the Representative entered into in connection with the issuance and sale of the Notes, (v) the letter agreements, dated April 21, 2003, from Holdings to its executive officers and (vi) other agreements pursuant to which Holdings has already filed a registration statement covering all the shares entitled to registration thereunder.

(hh) Neither Holdings nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(ii) No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or Holdings that it is considering imposing) any condition (financial or otherwise) on the Company’s or Holdings’ retaining any rating assigned to the Company or Holdings, any securities of the Company or Holdings or (ii) has indicated to the Company or Holdings that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, Holdings or any securities of the Company or Holdings.

(jj) The Offering Document, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

(kk) Each certificate signed by any officer of the Company or Holdings and delivered to the Purchasers or counsel for the Purchasers shall be deemed to be a representation and warranty by the Company or Holdings to the Purchasers as to the matters covered thereby.

(ll) Each executive officer and director of the Company has entered into a written agreement with the Company in the form of Exhibit A hereto (each such agreement, a “Lock-up Agreement”), and executed originals of each Lock-up Agreement have been delivered to you.

The Company acknowledges that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 9 hereof, counsel to the Company and Holdings and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

3. Purchase, Sale and Delivery of Offered Securities. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, the respective principal amounts of the Firm Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

(b) In the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 3, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule A hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

The Company hereby grants to the Purchasers the right to purchase at their election up to $18,750,000 aggregate principal amount of Optional Securities, at the same purchase price set forth in clause (a) of the first paragraph of this Section 3, for the sole purpose of covering sales of securities in excess of the aggregate principal amount of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined below) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

(c) The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent Global Securities in definitive form (the “Global Securities”) deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representative. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., Eastern standard time, on October 31, 2003 (the “Closing Date”), or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., Eastern standard time, on the date specified by you in the written notice given by you of the Purchaser’s election to purchase the Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

Payment shall be made against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities at the office of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, NY 10019 at 10:00 A.M. (New York time) on such date. The Global Securities will be made available for checking at the above office of Cravath, Swaine & Moore LLP at least 24 hours prior to each Time of Delivery.

4. Representations by Purchasers; Resale by Purchasers. (a) Each Purchaser severally represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(a) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities (i) as part of their distribution at any time and (ii) otherwise until the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A (“Rule 144A”). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restriction requirement of Rule 144A.

(b) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

(c) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

(a) The Company will advise the Representative promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Representative’s consent, which shall not be unreasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include (as of its date or the last date of its amendment or supplementation, whichever is later) an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify the Representative of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Representative’s consent to, nor the Purchasers’ delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(b) The Company will furnish to the Representative copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative may from time to time request, and the Company will furnish to the Representative on the Closing Date three copies of the Final Offering Circular signed by a duly authorized officer of the Company, one of which will include the independent accountants’ reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for so long as any Offered Securities are outstanding, the Company will promptly furnish or cause to be furnished to the Representative (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

(c) The Company will promptly from time to time take such action as any Purchaser may reasonably request to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as any Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or province.

(d) During the period of five years hereafter, the Company will furnish to the Representative and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representative and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other public information concerning the Company as the Representative may reasonably request; provided, however, that any such document filed with the Commission that is publicly available in electronic form on the Commission’s EDGAR System shall not be provided unless requested by the Representative or any Purchaser, as applicable.

(e) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Representative, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Securities.

(f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

(g) During the period of two years after the Closing Date, neither the Company nor Holdings will be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(h) The Company will pay all expenses incidental to the performance of its obligations under the Operative Documents including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market (“PORTAL”) of The Nasdaq Stock Market, Inc. and any expenses incidental thereto; (iv) expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as any Purchaser designates and the printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Offered Securities; (vi) any fees for the listing of the Common Stock issuable upon conversion of the Offered Securities on the New York Stock Exchange and (vii) expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Purchasers will pay for all travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending meetings with prospective purchasers of the Offered Securities, including the cost of an airplane for such travel. It is understood that, except as provided in this Section and in Sections 7 and 9 hereof, the Purchasers will pay for all travel expenses of the Purchasers’ employees and any other out-of-pocket expenses of the Purchasers in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, the fees of their counsel, transfer taxes on the resale of any of the Offered Securities by them and any advertising expenses connected with any offers they make.

(i) In connection with the Offering, until the Representative shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

(j) For a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities that are substantially similar to the Offered Securities, the $525,000,000 in aggregate principal amount of senior subordinated notes due 2013 being issued concurrently herewith or any other series of outstanding senior subordinated notes of the Company and are issued or guaranteed by the Company or guaranteed by Holdings, and have a maturity of more than one year from the date of issue, and any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock or warrants or other rights to purchase shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior consent of the Representative, except for (i) the filing of the shelf registration statement covering resales of the Offered Securities or the Common Stock issuable upon conversion of the Securities, (ii) the filing of the exchange offer with respect to, or shelf registration statement covering resales of, the securities referred to in the following clause (iii), (iii) the proposed concurrent offering of $525,000,000 in aggregate principal amount of senior subordinated notes due 2013, (iv) the issuance by Holdings of shares of common stock of Holdings upon conversion of the Securities or the exercise, conversion or exchange of options, warrants or convertible securities, in each case outstanding on the date of the Final Offering Circular or issued thereafter not in violation of this covenant and (v) the making by the Company or Holdings of additional equity or equity based awards under employee compensation plans. The foregoing agreement also will not limit the Company’s ability to issue shares, warrants or convertible securities as consideration for acquisitions, provided that the number of shares, warrants or convertible securities (calculated on a common stock equivalent basis in the case of warrants and convertible securities) that may be issued as consideration for acquisitions may not exceed 2,000,000 unless the recipient of such excess shares, warrants or convertible securities agrees with the

Company to be subject to the foregoing lock-up agreement with respect to such excess shares, warrants or convertible securities (which agreement may not be amended without the prior written consent of the Representative). The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Securities.

(k) The Company will use its best efforts to effect the inclusion of the Offered Securities in PORTAL and to maintain the listing of the Offered Securities on PORTAL for so long as the Offered Securities are outstanding.

(l) The Company will obtain the approval of DTC for “book-entry” transfer of the Offered Securities, and will comply with all of its agreements set forth in the representation letters of the Company and Holdings to DTC relating to the approval of the Offered Securities by DTC for “book-entry” transfer.

(m) The Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Offered Securities to the Purchasers or pursuant to exempt resales of the Offered Securities in a manner that would require the registration of any such sale of the Offered Securities under the Securities Act.

(n) The Company will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against the holders of any Securities and the Guaranty.

(o) The Company will comply with all of its agreements set forth in the Registration Rights Agreement; provided, however, that the sole monetary damages for breach of this obligation shall be the liquidated damages provided for by the Registration Rights Agreement.

(p) The Company will use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Offered Securities.

6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company and Holdings herein, to the accuracy of the statements of officers of the Company and Holdings made pursuant to the provisions hereof, to the performance by the Company and Holdings of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Purchasers shall have received on the Closing Date a letter, dated the date of this Agreement, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder (“Rules and Regulations”) and to the effect that:

(i) in their opinion the financial statements examined by them and included in the Offering Document comply as to form in all material respects with the accounting requirements of the Securities Act and the related published Rules and Regulations that would be applicable if the Offering were registered under the Securities Act;

(ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A) the unaudited financial statements included in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the consolidated capital stock or any increase in short-term indebtedness or long-term indebtedness of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

(C) for the period from the closing date of the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in total consolidated revenues, gross profit, net operating income, consolidated income before extraordinary items or net income;

except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which are described in such letter; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

(b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Purchasers, including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the Offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Holdings or the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers, including the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the Offering or sale of and payment for the Offered Securities being issued at such Time of Delivery.

(c) The Purchasers shall have received an opinion, dated each Time of Delivery, of (i) Ehrenreich Eilenberg & Krause LLP, counsel for the Company and Holdings, to the effect set forth in Annex I hereto, and (ii) Weil, Gotshal & Manges LLP, counsel for the Company and Holdings, to the effect set forth in Annex II hereto.

(d) The Purchasers shall have received from Cravath, Swaine & Moore LLP, counsel for the Purchasers, such opinion or opinions, dated each Time of Delivery, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) The Purchasers shall have received a certificate, dated each Time of Delivery, of the President or any Vice President and a principal financial or accounting officer of each of the Company and Holdings in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company or Holdings (as the case may be) in this Agreement are true and correct, that the Company or Holdings (as the case may be) has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Time of Delivery, and that, subsequent to the dates of the most recent consolidated financial statements of Holdings in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of Holdings, the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

(f) The Purchasers shall have received a letter, dated each Time of Delivery, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to each Time of Delivery for the purposes of this subsection.

(g) The Company, Holdings and the Trustee shall have entered into the Indenture, and the Purchasers shall have received an executed counterpart thereof.

(h) The Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed by a duly authorized officer of the Company and Holdings.

(i) The Company shall have filed a “Supplemental Listing Application of Additional Shares” and any required supporting documentation relating to the Underlying Shares with the New York Stock Exchange.

(j) Each Lock-up Agreement shall have been duly executed and delivered to the Company and you and there shall have occurred no breach of any Lock-up Agreement.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Representative may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

7. Indemnification and Contribution. (a) The Company and Holdings, jointly and severally, will indemnify and hold harmless each Purchaser, its affiliates, partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement, and, subject to Section 7(c) of this Agreement, will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representative specifically for use therein.

(b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, Holdings, their respective directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or Holdings (as the case may be) may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or Holdings (as the case may be) by such Purchaser through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or Holdings (as the case may be) in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party hereunder with respect to any settlement or compromise of, or consent to entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder if (i) such settlement, compromise or consent is entered into or made or given by the indemnified party without the consent of the indemnifying party and (ii) the indemnifying party has not unreasonably withheld or delayed any such consent.

(d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or

(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Holdings on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Holdings on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and Holdings on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company and Holdings bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Holdings or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the discounts and commissions such Purchaser received in connection with the purchase of the Offered Securities exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e) The obligations of the Company or Holdings under this Section shall be in addition to any liability which the Company or Holdings may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or Holdings within the meaning of the Securities Act or the Exchange Act.

8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, the Representative may make arrangements satisfactory to the Company for the purchase of such Offered Securities at a Time of Delivery by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to the Representative and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term “Purchaser” includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and Holdings or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, Holdings or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(h) and the respective obligations of the Company, Holdings and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Five Greenwich Office Park, Greenwich, CT 06830, Attention: Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

11. Representation of the Purchasers. The Representative will act for the several Purchasers in connection with this Purchase Agreement, and any action under this Agreement taken by the Representative will be binding upon all the Purchasers.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and affiliates, and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

The Company and Holdings hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(The remainder of this page has been intentionally left blank.)

If the foregoing is in accordance with the Purchasers’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Company, Holdings and the several Purchasers in accordance with its terms.

Very truly yours, UNITED RENTALS (NORTH AMERICA), INC.,

By

Name: Title:

UNITED RENTALS, INC.,

By

Name: Title:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

Goldman, Sachs & Co.,

Acting on behalf of itself and as the

Representative of the several Purchasers.

By

By

Name: Title:

SCHEDULE A

Purchaser	Principal Amount of Firm Securities to be Purchased	Principal Amount of Optional Securities to be Purchased
Goldman, Sachs & Co.	$100,000,000	$15,000,000
Banc of America Securities LLC	$25,000,000	$3,750,000
Total:	$125,000,000	$18,750,000

EXHIBIT A

United Rentals (North America), Inc.

Lock-Up Agreement

                        , 2003

Goldman, Sachs & Co.

As Representative of the Several Purchasers,

c/o Goldman, Sachs & Co.

85 Broad Street

New York, NY 10004

Re: United Rentals (North America), Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman, Sachs & Co., as representative (the “Representative”) of the several purchasers named in Schedule A to the Purchase Agreement (as hereinafter defined) (collectively, the “Purchasers”) proposes to enter into a purchase agreement (the “Purchase Agreement”) with United Rentals (North America), Inc., a Delaware corporation (the “Company”) and United Rentals Inc. (“Holdings”), a Delaware corporation and parent of the Company, providing for the issuance and sale of $125,000,000 principal amount of the Company’s 1 7/8% Convertible Senior Subordinated Notes due October 15, 2023 (the “Notes”). The Notes will be convertible, at the option of the holders, into shares of common stock of Holdings, par value $0.01 (the “Common Stock”) according to terms set forth in the Purchase Agreement.

In consideration of the agreement by the Purchasers to offer and sell the Notes, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the Final Offering Circular (as defined in the Purchase Agreement) and continuing to and including the date 90 days after the date of such Final Offering Circular, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company or Holdings, or any options or warrants to purchase any shares of Common Stock of the Company or Holdings, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company or Holdings, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively the “Undersigned’s Shares”).

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) in a private placement or by a pledge of such shares, provided that the transferee or pledgee thereof agrees to be bound in writing by the restrictions set forth herein or (iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Purchasers. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) or (ii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

2

ANNEX I

FORM OF OPINION OF EHRENREICH EILENBERG & KRAUSE LLP

TO BE DELIVERED PURSUANT TO SECTION 6(d)

October 31, 2003

Goldman, Sachs & Co.

Banc of America Securities LLC

c/o Goldman, Sachs & Co.

85 Broad Street

New York NY 10004

Ladies and Gentlemen:

We have acted as counsel to United Rentals (North America), Inc., a Delaware corporation (the “Company”), in connection with a Purchase Agreement (the “Purchase Agreement”), dated October 28, 2003, pursuant to which there are being sold to you on the date hereof an aggregate of $125,000,000 principal amount of the Company’s 1-7/8% Convertible Senior Subordinated Notes Due October 15, 2023. This opinion is rendered pursuant to Section 6(c) of the Purchase Agreement. All capitalized terms not otherwise defined herein are defined as set forth in the Purchase Agreement.

As to various questions of fact material to our opinion, we have relied upon the certificates of officers and upon certificates of public officials. We have also examined such corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company.

Based upon and subject to the foregoing, we render the following opinion:

1. Each of the Company and Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

2. Each of the Company and Holdings has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and to enter into and perform its obligations under the Purchase Agreement.

3. Each of the Company and Holdings is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

4. The authorized capital stock of the Company consists of 3,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”). As of the date hereof, there were 1,000 shares of Common Stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any security holder of the Company arising by statute or the Company’s certificate of incorporation or by-laws or, to the best of our knowledge (after due inquiry), any other preemptive or other similar rights of any security holder of the Company. All of the outstanding capital stock of the Company is owned by Holdings, to the best of our knowledge (after due inquiry) free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any of the foregoing arising under or not prohibited by the Credit Agreement).

5. Each of the Purchase Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and Holdings. Holdings has duly executed and delivered the Guaranty relating to the Offered Securities being issued on the date hereof that appear on or are attached to such Offered Securities.

6. The Registration Rights Agreement constitutes a valid and binding agreement of the Company and Holdings, enforceable against the Company and Holdings in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

7. The documents that are incorporated by reference in the Offering Document (other than any financial statements and supporting schedules therein, as to which no opinion is rendered) when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

8. To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which Holdings or any subsidiary thereof is a party, or to which the property or assets of Holdings or any subsidiary thereof is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Document;

9. The information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 under the caption “Business— Environmental Regulation,” to the extent that it constitutes summaries of matters of law, has been reviewed by us and is correct in all material respects. The information in the Final

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Offering Circular under the captions “Description of Capital Stock” (excluding the information under the caption “Warrants, Options and Convertible Securities”) and “Certain Charter and By Law Provisions,” to the extent that it constitutes summaries of matters of law or the certificate of incorporation or By-laws of Holdings or the Rights Agreement dated September 28, 2001, between Holdings and American Stock Transfer & Trust Company, has been reviewed by us and is correct in all material respects.

10. To the best of our knowledge, none of Holdings, the Company nor any subsidiary thereof is in violation of its respective charter or by-laws, nor is Holdings, the Company or any subsidiary thereof in default in the due performance or observance of, or is in violation of, any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Document which violations or defaults are required to be described in the Offering Document and are not so described or would, individually or in the aggregate, have a Material Adverse Effect or affect the validity of the Offered Securities or the Guaranty.

11. Assuming (a) the accuracy of the representations and warranties of the Purchasers contained in Section 4 of the Purchase Agreement and (b) compliance by the Purchasers with their covenants and agreements set forth in the Purchase Agreement, no filing, authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required (i) under the Securities Act and the Trust Indenture Act pursuant to the Registration Rights Agreement, or (ii) under the applicable securities laws of the various jurisdictions in which the Offered Securities will be offered or sold, as to which we express no opinion) is required by the Company or Holdings in connection with the due authorization, execution and delivery of the Purchase Agreement, the Indenture or the Registration Rights Agreement or in connection with the offering, issuance, sale or delivery of the Offered Securities and the Guaranty, as applicable, to the Purchasers or the initial resale thereof by the Purchasers in accordance with the Purchase Agreement. We express no opinion as to any subsequent resale of the Offered Securities.

12. Assuming (a) the accuracy of the representations and warranties of the Purchasers contained in Section 4 of the Purchase Agreement and (b) compliance by the Purchasers with their covenants and agreements set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Offered Securities to the Purchasers pursuant to the Purchase Agreement or the initial resales of the Offered Securities by the Purchasers in the manner contemplated by and in accordance with the Purchase Agreement to register the Offered Securities under the Securities Act, it being understood that we express no opinion as to any subsequent resale of the Offered Securities.

The execution, delivery and performance of the Purchase Agreement, the letter agreement with DTC relating to the Securities, the Indenture, the Registration Rights Agreement, the Offered Securities, the Guaranty and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Document and compliance by the Company and Holdings, as applicable, with its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Offered Securities, and the Guaranty, (A) to our knowledge, do not and will not (subject to the

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next sentence), whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or prepayment event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Holdings, the Company or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument, known to us, to which Holdings, the Company or any subsidiary thereof is a party or by which it or any of them may be bound, or to which any of the property or assets of Holdings, the Company or any subsidiary thereof is subject (except for such conflicts, breaches or defaults, prepayment events or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or (C) to the best of our knowledge (after due inquiry), result in any violation by the Company or any subsidiary of the provisions of any applicable law, statute, rule or regulation of the United States of America or included in the Delaware General Corporate Law or Delaware Revised Uniform Limited Partnership Act (except we express no opinion as to “blue sky” laws), judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Holdings, the Company or any subsidiary or any of their respective properties, assets or operations. No opinion is rendered pursuant to clause (A) of the preceding sentence with respect to any of the following agreements (collectively, the “Excluded Agreements”): (i) any agreement relating to any indebtedness or proposed indebtedness described in the Offering Document under “Information Concerning Certain Indebtedness, Other Obligations and Preferred Securities” (excluding the indebtedness described in the paragraph that begins “Other Debt”), (ii) Master Lease Agreement, dated as of December 17, 1999, between United Rentals (North America), Inc. and UR (NA) 1999 Trust, as amended by the amendment thereto dated as of December 27, 2000, (iii) Master Lease Agreement, dated as of June 30, 2000, between United Rentals (North America), Inc. and UR (NA) 2000 Trust, as amended by the amendment thereto dated as of December 27, 2000, (iv) the Parent Undertaking Agreement dated June 17, 2003 by and among United Rentals, Inc. and Deutsche Bank Securities, Inc., as agent, (v) the Receivables Purchase Agreement dated June 17, 2003, by and among United Rentals Receivables LLC II, United Rentals, Inc., as collection agent, various financial institutions and Deutsche Bank Securities, Inc., as agent and (vi) the Purchase and Contribution Agreement dated June 17, 2003 by and between United Rentals (North America), Inc., United Rentals Northwest, Inc., United Rentals Southeast, L.P., United Equipment Rentals Gulf, L.P. and United Rentals Receivables LLC I.

13. Neither the Company nor Holdings is an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940.

In addition, we have participated in conferences with officers and representatives of the Company, counsel to the Purchasers, representatives of the independent accountants for the Company and the Purchasers in connection with the preparation of the Offering Document and in conferences at which the contents of the Offering Document and related matters were discussed. Although we have not undertaken, except as

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otherwise indicated in this opinion, to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Document, except for those referred to in paragraph 9 above, we confirm to you that nothing that came to our attention leads us to believe that (i) the Offering Document (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which we make no statement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Document (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which we make no statement), at the time the Offering Document was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) that there are any franchise agreements, indentures, mortgages, loan agreements, notes, leases or other contracts or instruments required to be described or referred to in the Offering Document that are not described or referred to in the Offering Document or that any descriptions of or references to any of the foregoing are not correct in all material respects (except that we express no view with respect to the descriptions of the Offered Securities, the information under “Certain United States Federal Income Tax Considerations” and the Indenture or the Excluded Agreements).

The opinions set forth herein are limited to the laws of the State of New York, the General Corporation Law and the Revised Uniform Limited Partnership Act of the State of Delaware, and the federal laws of the United States.

Very truly yours,

Ehrenreich Eilenberg & Krause LLP

By:

Joseph Ehrenreich

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ANNEX II

FORM OF OPINION OF WEIL GOTSHAL & MANGES LLP

TO BE DELIVERED PURSUANT TO SECTION 6(d)

October 31, 2003

Goldman, Sachs & Co.

     As Representative of the Several Purchasers

c/o Goldman, Sachs & Co.

85 Broad Street

New York, NY 10004

Ladies and Gentlemen:

We have acted as special counsel to United Rentals (North America), Inc., a Delaware corporation (the “Company”), in connection with the authorization, execution and delivery of, and the consummation of the transactions contemplated by, the Purchase Agreement, dated as of October 28, 2003 (the “Purchase Agreement”), among Goldman, Sachs & Co. and Banc of America Securities LLC (collectively, the “Purchasers”), the Company and United Rentals, Inc., a Delaware corporation and parent of the Company (“Holdings”). The Purchase Agreement relates to the issuance and sale by the Company to the Purchasers of $125,000,000 aggregate principal amount of the Company’s 1 ?% Convertible Senior Subordinated Notes due October 15, 2023 (the “Notes”). The Notes will be unconditionally guaranteed (the “Guaranty”) on a senior subordinated basis by Holdings. The Notes and the Guaranty are together referred to as the “Offered Securities”. This opinion is being rendered to you pursuant to Section 6(c)(ii) of the Purchase Agreement. Capitalized terms defined in the Purchase Agreement and used (but not otherwise defined) herein are used herein as so defined.

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Purchase Agreement, the Indenture (including the Guaranty provided therein), the Registration Rights Agreement, the Notes and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company and the Guarantor, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and Holdings and upon the representations and warranties of the Company and Holdings contained in the Purchase Agreement.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

1. Each of the Company and Holdings is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering Document and to execute and deliver the Purchase Agreement and to perform its obligations thereunder.

2. The execution, delivery and performance of the Purchase Agreement by each of the Company and Holdings have been duly authorized by all necessary corporate action on the part of the Company and Holdings. The Purchase Agreement has been duly and validly executed and delivered by the Company and Holdings.

3. The Offered Securities are in the form contemplated by the Indenture. The Offered Securities have been duly authorized by all necessary corporate action on the part of the Company and Holdings, and when executed by the Company and Holdings, authenticated by the Trustee, and issued and delivered in the manner provided in the Purchase Agreement and the Indenture against payment of the consideration therefor, will constitute valid and binding obligations of the Company and Holdings, enforceable against each of the Company and Holdings, as applicable, in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

4. The Offered Securities are convertible into Common Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon the conversion of the Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable, and the issuance of such Common Stock is not subject to any preemptive rights under the terms of the statute under which Holdings is incorporated, under the Certificate of Incorporation or under any contractual provision of which we have actual knowledge.

5. The execution, delivery and performance of the Indenture by each of the Company and Holdings have been duly authorized by all necessary corporate action on the part of the Company and Holdings. The Indenture has been duly and validly executed

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and delivered by each of the Company and Holdings. Assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture constitutes the legal, valid and binding obligation of each of the Company and Holdings, enforceable against each of the Company and Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that the provision relating to the waiver of any usury, stay or extension law may be deemed unenforceable.

6. The execution, delivery and performance of the Registration Rights Agreement by each of the Company and Holdings have been duly authorized by all necessary corporate action on the part of the Company and Holdings. The Registration Rights Agreement has been duly and validly executed and delivered by each of the Company and Holdings. Assuming the due authorization, execution and delivery thereof by the Purchasers, the Registration Rights Agreement constitutes the legal, valid and binding obligation of each of the Company and Holdings, enforceable against each of the Company and Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

7. The statements contained in the Offering Document under the captions “Summary—The Offering,” “Description of Notes,” “Description of Capital Stock,” “Certain Charter and By-Law Provisions,” and “Information Concerning Certain Indebtedness, Other Obligations and Preferred Securities,” insofar as such statements constitute summaries of (a) the Indenture, (b) the Offered Securities, (c) the Guaranty, (d) the Registration Rights Agreement, (e) the Credit Agreement, (f) the Indenture, dated as of May 22, 1998, among the Company, its United States subsidiaries party thereto, and State Street Bank and Trust Company (“State Street”) relating to the Company’s 9½% senior subordinated notes due 2008 (the “9½% Indenture”), (g) the Indenture, dated as of August 12, 1998, among the Company, its United States subsidiaries party thereto, and State Street relating to the Company’s 8.80% senior subordinated notes due 2008 (the “8.80% Indenture”), (h) the Indenture, dated as of December 15, 1998, among the Company, its United States subsidiaries party thereto, and State Street relating to the Company’s 9¼% senior subordinated notes due 2009 (the “9¼% Indenture”), (i) the Indenture, dated as of March 23, 1999, among the Company, its United States subsidiaries party thereto, and The Bank of New York, as trustee, relating to the Company’s 9% senior subordinated notes due 2009 (the “9% Indenture”), (j) the Indenture, dated as of December 24, 2002, among Holdings, the Company, its United States subsidiaries party thereto, and The Bank of New York, as trustee, relating to the

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Company’s 10¾% senior notes due 2008 (the “2002 10¾% Indenture”) or (k) matters of federal or New York law or Delaware corporate law, fairly represent the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

8. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Purchase Agreement or the consummation by the Company or Holdings of the transactions contemplated thereby, except for filings and other actions required under or pursuant to the Securities Act, the Exchange Act, the Trust Indenture Act and other federal or state securities or “blue sky” laws and the rules of the New York Stock Exchange, as to which we express no opinion.

9. Assuming (a) the representations and warranties of the Purchasers contained in Section 4 of the Purchase Agreement are true, correct and complete and (b) compliance by the Purchasers with their covenants and agreements set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Offered Securities to the Purchasers pursuant to the Purchase Agreement or the initial resales of the Offered Securities by the Purchasers in the manner contemplated by and in accordance with the Purchase Agreement and described in the Offering Document to register the Offered Securities under the Securities Act, it being understood that we express no opinion as to any subsequent resale of the Offered Securities. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

10. Neither the Company nor Holdings is an “investment company” nor an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

11. The execution and delivery of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Offered Securities, and the Guaranty, the consummation of the transactions contemplated thereby and compliance by each of the Company and Holdings with the provisions thereof, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or prepayment event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary thereof pursuant to the Financing Documents (as defined below) or any agreement or instrument of which we are aware which was entered into or executed by the Company or any such subsidiary as required under or contemplated by any of the Financing Documents, except for such conflicts, breaches, defaults, prepayment events, liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect. As used above, the term “Financing Documents” means, collectively: (a) the Credit Agreement, (b) the 9½% Indenture, (c) the 8.80% Indenture, (d) the 9¼%

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Indenture, (e) the 9% Indenture, (f) the Master Lease Agreement, dated as of December 17, 1999, between United Rentals (North America), Inc. and UR (NA) 1999 Trust, as amended by the amendments thereto dated as of December 27, 2000, (g) the Master Lease Agreement dated as of June 30, 2000, between United Rentals (North America), Inc. and UR (NA) 2000 Trust, as amended by the amendment thereto dated as of December 27, 2000, (h) the 2002 10¾% Indenture, (i) the Parent Undertaking Agreement dated June 17, 2003 by and among United Rentals, Inc. and Deutsche Bank Securities, Inc., as agent, (j) the Receivables Purchase Agreement dated June 17, 2003, by and among United Rentals Receivables LLC II, United Rentals, Inc., as collection agent, various financial institutions and Deutsche Bank Securities, Inc., as agent and (k) the Purchase and Contribution Agreement dated June 17, 2003 by and between United Rentals (North America), Inc., United Rentals Northwest, Inc., United Rentals Southeast, L.P., United Equipment Rentals Gulf, L.P. and United Rentals Receivables LLC I, each as amended or supplemented through the date hereof.

The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent (except that The Bank of New York, as trustee under the Indenture, may rely on our opinions set forth in paragraphs 1, 3 and 5 as if such opinions were addressed to it).

Very truly yours,

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FORM OF NEGATIVE ASSURANCE STATEMENT OF

WEIL GOTSHAL & MANGES LLP

October 31, 2003

Goldman, Sachs & Co.

     As Representative of the Several Purchasers

c/o Goldman, Sachs & Co.

85 Broad Street

New York, NY 10004

Ladies and Gentlemen:

Reference is made to the Confidential Offering Circular, dated October 28, 2003 ( the “Offering Document”), relating to $125 million aggregate principal amount of 1 ?% Convertible Senior Subordinated Notes due October 15, 2023 (the “Securities”) of United Rentals (North America), Inc. (the “Company”), as to which we have acted as special counsel to the Company. This letter is furnished to you pursuant to Section 6(c)(ii) of the Purchase Agreement, dated as of October 28, 2003, among the Company, United Rentals, Inc. (“Holdings”), Goldman, Sachs & Co. and Banc of America Securities LLC (the “Agreement”). Capitalized terms defined in the Agreement and used (but not otherwise defined) herein are used herein as so defined.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of the Offering Document are of a non-legal character. In addition, we have not undertaken any obligation to verify independently any of the factual matters set forth in the Offering Document or in the documents incorporated by reference therein (the “Incorporated Documents”). Consequently, in this letter we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Offering Document, except to the extent provided in paragraph 7 of our separate letter to you dated the date hereof. Also, we do not make any statement herein with respect to any of the financial statements and related notes thereto, the financial statement schedules or the financial or accounting data contained or incorporated by reference in the Offering Document.

We have reviewed the Offering Document and we have participated in conferences with representatives of each of the Company and Holdings, their independent

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public accountants, you and your counsel, at which conferences the contents of the Offering Document, the Incorporated Documents and related matters were discussed.

In the course of performing the services referred to above, no facts have come to our attention which cause us to believe that the Offering Document (including the Incorporated Documents), as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The statements made herein are set forth solely for your benefit and are addressed to you solely in your capacity as the initial purchasers of the Securities. Neither this letter nor any of such statements may be used or relied upon by, or assigned to, any other person (including any subsequent purchaser or transferee of the Securities), and neither this letter nor any copies hereof may be furnished to any other person, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

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